Exhibit 32.1

CERTIFICATION PURSUANT

TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cardiff International, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alex Cunningham, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 20, 2016	By: /s/ Alex Cunningham
Chief Executive Officer